Exhibit 99.5

NON-COMPETITION AND NON-SOLICITATION AGREEMENT

This Non-Competition and Non-Solicitation Agreement (“Agreement”), dated as of July 23, 2014, is entered into by and among Columbia Banking System, Inc., a Washington corporation (“Parent”), Intermountain Community Bancorp, an Idaho corporation (the “Company”), and Michael J. Romine, who is a member of the Board of Directors of the Company (the “Director”).

RECITALS

A.	Pursuant to the terms of the Agreement and Plan of Merger (as the same may be amended or supplemented, the “Merger Agreement”), dated as of the date hereof, between Parent and the Company, the Company will be merged with and into Parent (the “Merger”) and Panhandle State Bank, an Idaho state-chartered bank and wholly-owned subsidiary of the Company (“Panhandle State Bank”), will be merged with and into Columbia State Bank, a Washington state-chartered bank and wholly-owned subsidiary of Parent.

B.	The parties to this Agreement believe that the future success and profitability of Parent and its subsidiaries following the Merger (the “Combined Company”), requires that the Director be subject to the restrictions set forth herein with respect to competition and solicitation activities following the closing of the Merger as set forth herein.

C.	As an inducement and a condition to Parent entering into the Merger Agreement, Parent has required that the Director enter into this Agreement to protect the trade secrets and other confidential and proprietary information of the Company known to the Director and being acquired by Parent.

AGREEMENT

In consideration of Parent’s and the Company’s performance under the Merger Agreement, the Director agrees as follows:

1. Definitions. Capitalized terms not defined in this Agreement have the meaning assigned to those terms in the Merger Agreement. The following definitions also apply to this Agreement:

(a) Competing Business. “Competing Business” means any depository, wealth management or trust business company or holding company thereof (including without limitation, any start-up bank or bank in formation) operating anywhere within the Covered Area.

(b) Covered Area. “Covered Area” means the State of Idaho and the counties listed in Annex 1 located in the State of Washington.

(c) Term. “Term” means the period of time beginning on the Effective Time and ending two (2) year after the Effective Time.

2. Effectiveness. If the Merger Agreement is terminated for any reason in accordance with its terms, this Agreement (other than Sections 5 and 6 and Sections 15 through 22) shall automatically terminate and be null and void and of no effect.

3. Participation in Competing Business. Except as provided in Section 7 and Section 8, during the Term, the Director will not become involved with a Competing Business or serve, directly or indirectly, a Competing Business in any manner, including without limitation as a shareholder, member, partner, director, officer, manager, investor, organizer, founder, trustee, employee, advisor, consultant, agent, or representative, or otherwise becoming involved in any manner in the organization, pre-opening phases, or the formation of a Competing Business; provided that, for the avoidance of doubt, the restrictions set forth herein shall not prevent the Director from utilizing the services of any Competing Business or prevent Ronald Jones from serving as a consultant in the agriculture industry to a business that has clients and/or customers that are a Competing Business.

4. No Solicitation. During the Term, the Director will not, directly or indirectly, either for himself or any other Person, (a) solicit or induce, or attempt to solicit or induce (i) any employees or independent contractors (or any former employees or independent contractors within the six months preceding such solicitation) of the Combined Company to participate, as an employee or otherwise, in any manner in a Competing Business, (ii) any customers, business partners or joint venturers of the Combined Company to transfer their business to a Competing Business or to reduce their business or cease conducting business with the Combined Company, or (iii) the termination of an employment or contractual relationship between the Combined Company and any employee, independent contractor, customer, business partner or joint venturer, (b) hire any Person then employed by the Combined Company, or who was employed by the Company or its subsidiaries or the Combined Company at any time during the two-year period prior to the Effective Time; provided, however, the Director shall not be prohibited from, directly or indirectly, hiring for himself or a Competing Business, former employees of the Combined Company if such employees were terminated by Parent and a period of not less than ninety (90) days from the date of such former employee’s termination has passed, or (c) in any other way interfere with or disrupt the Combined Company’s relationship with any of its employees, independent contractors, customers, business partners or joint venturers. Solicitation prohibited under this Section 4 includes solicitation by any means, including, without limitation, meetings, letters or other mailings, electronic communications of any kind, and internet communications.

5. Confidential Information. From and after the date of this Agreement, the Director shall not at any time, directly or indirectly, divulge, reveal or communicate any confidential information of Parent, the Company or their respective Subsidiaries obtained by such Person while serving as a director of the Company or Panhandle State Bank to any Person, or use any confidential information for his own benefit or for the benefit of any other Person except in accordance with a judicial or other governmental order in compliance with Section 6. For purposes of this Agreement, “confidential information” shall include (a) all secrets and other confidential information, ideas, knowledge, knowhow, techniques, secret processes, improvements, discoveries, methods, inventions, sales, financial information, customers, lists of customers and prospective customers, broker lists, potential brokers, rate sheets, plans, concepts, strategies or products, as well as all documents, reports, drawings, designs, plans, and proposals otherwise pertaining to same, with respect to Parent, the Company, the Combined Company or their respective Subsidiaries, plus any non-public personal information on any present or past customer or client of the Company, Panhandle State Bank or the Combined Company. For purposes of this Agreement “confidential information” does not include (a) information that is or becomes generally available to the public other than as a result of an unauthorized disclosure by such Director; (b) information that was in the Director’s possession prior to serving as a director or information received by the Director from another Person without any limitations on disclosure, but only if the Director had no reason to believe that the other Person was prohibited from using or disclosing the information by a contractual or fiduciary obligation; or (c) was independently developed by the Director without using any confidential information of Parent, the Company, the Combined Company or their respective Subsidiaries.

6. Legally Required Disclosure. If the Director is requested or required by any tribunal or government agency (by oral questions, interrogatories, requests for information or documents in legal proceedings, subpoena, civil investigative demand or other similar process), to disclose any confidential information that would violate the other provisions of this Agreement, the Director shall provide Parent with prompt notice of any such request or requirement and shall provide, at Parent’s expense, such reasonable cooperation as Parent may request so that Parent may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement as it would apply to such requested or required disclosure. If, in the absence of a protective order or other remedy or the receipt of a written waiver from Parent, the Director is nonetheless legally compelled to disclose confidential information to any tribunal or government agency, the Director may, without liability hereunder, disclose to such tribunal or government agency only that portion of confidential information which is legally required to be disclosed; provided that the Director exercises his reasonable efforts to preserve the confidentiality of such confidential information, including, without limitation, by reasonably cooperating with Parent, at its expense, to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded to such confidential information by such tribunal or government agency.

7. Outside Covered Area; Requests for Waivers or Permission. Nothing in this Agreement prevents a Director from becoming involved with, as a shareholder, member, partner, director, officer, manager, investor, organizer, founder, trustee, employee, consultant, agent, representative, or otherwise, with a Competing Business that has no operations in the Covered Area. Prior to engaging in any manner in a Competing Business, a Director may request in writing that Parent waive the restrictions set forth in this Agreement with respect to a particular proposed activity. If Parent determines, in its sole discretion, that such activity is acceptable, Parent shall provide the Director with a written consent to engage in such activity, and such activity shall thereafter not be a Competing Business.

8. Passive Interest. Nothing in this Agreement prevents a Director from passively owning, directly or indirectly, individually or in the aggregate (including without limitation by being a member of a group within the meaning of Rule 13d-5 under the Exchange Act) 2% or less of any class of security of a Competing Business or securities of any Competing Business that has a class of securities registered pursuant to the Exchange Act.

9. Reasonableness of Restrictions. The Director acknowledges and represents that the covenants set forth above represent only a limited restraint and allow the Director to pursue his occupation without unreasonable or unfair restrictions. The Director acknowledges that the limitations of length of time, geography and scope of activity agreed to in this Agreement are reasonable because, among other things: (A) the Company and Parent are engaged in a highly competitive industry, (B) the Director has had unique access to the trade secrets and know-how of the Company and Parent, including the plans and strategy (and, in particular, the competitive strategy) of the Combined Company, and (C) this Agreement provides no more protection than is necessary to protect Parent’s interests in the Company’s goodwill, trade secrets and confidential information.

10. Termination of Purchase Agreement Obligations. The Director hereby agrees that all obligations of Parent pursuant to the Amended and Restated Securities Purchase Agreement, dated as of January 20, 2012 (the “Purchase Agreement”), between the Company and the Director (the “Securities Purchase Agreement”), including obligations arising out of Sections 3.3, 3.4, 3.8, 5.1 and 5.21 of the Purchase Agreement, shall terminate without any action from either party thereto as of the Effective Time.

11. Resignation from the Company Board. The Director hereby tenders his resignation from the Board of Directors of the Company and of Panhandle State Bank subject to and effective upon the Effective Time.

12. Expenses. Except as otherwise may be agreed in writing or otherwise set forth in this Agreement, all costs, fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring or required to incur such costs, fees and expenses.

13. Entire Agreement. This Agreement is irrevocable. The recitals are incorporated as a part of this Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

14. Assignment; Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. This Agreement shall not be assigned or otherwise transferred by operation of law or otherwise without the prior written consent of the other parties and any attempt to so assign or otherwise transfer with Agreement without such consent shall be void and of no effect; provided, however, that the rights under this Agreement are assignable by Parent to a majority-owned affiliate or any successor-in-interest in an internal reorganization or similar transaction. This Agreement shall be binding upon the respective heirs, successors, legal representatives and permitted assigns of the parties hereto.

15. Remedies/Specific Enforcement. Each of the parties hereto agrees that this Agreement is intended to be legally binding and specifically enforceable pursuant to its terms and that Parent would be irreparably harmed if any of the provisions of this Agreement are not performed in accordance with their specific terms and that monetary damages would not provide adequate remedy in such event. Accordingly, in the event of any breach or threatened breach by the Director of any covenant or obligation contained in this Agreement, in addition to any other remedy to which Parent may be entitled (including monetary damages), Parent shall be entitled to injunctive relief to prevent breaches of this Agreement and to specifically enforce the terms and provisions hereof. The Director further agrees that neither Parent nor any other Person or entity shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this paragraph, and the Director irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

16. Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington applicable to contracts made and performed entirely within such state, without giving effect to its principles of conflicts of laws. The parties hereto agree that any suit, action or proceeding brought by either party to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any federal or state court located in the State of Washington. Each of the parties hereto submits to the jurisdiction of any such court in any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of, or in connection with, this Agreement or the transactions contemplated hereby and hereby irrevocably waives the benefit of jurisdiction derived from present or future domicile or otherwise in such action or proceeding. Each party hereto irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

17. WAIVER OF JURY TRIAL. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION, DIRECTLY OR INDIRECTLY, ARISING OUT OF, OR RELATING TO, THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 17.

18. Reformation. If any court determines that the restrictions set forth in Sections 3 and 4 of this Agreement are unenforceable, then the parties request such court to reform those provisions to the maximum restrictions, term, scope or geographic area that such court finds enforceable.

19. Severability. Whenever possible, each provision or portion of any provision of this Agreement, including Sections 3 and 4, will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

20. Amendments; Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed (i) in the case of an amendment, by Parent and the Director to be bound by such amendment, and (ii) in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

21. Counterparts. The parties may execute this Agreement in one or more counterparts, including by facsimile or other electronic signature. All the counterparts will be construed together and will constitute one Agreement.

22. Section Headings. The article and section headings of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

[signature pages follow]

SIGNED as of the date first set forth above:

INTERMOUNTAIN COMMUNITY BANCORP		COLUMBIA BANKING SYSTEM, INC.

By:	/s/ Curt Hecker	By:	/s/ Melanie J. Dressel
Name: Curt Hecker Title: President & Chief Executive Officer		Name: Melanie J. Dressel Title: President & Chief Executive Officer

Additional Signatures on Next Page

[Signature Page to Non-Competition and Non-Solicitation Agreement]

DIRECTOR:

/s/ Michael J. Romine
Michael J. Romine

[Signature Page to Non-Competition and Non-Solicitation Agreement]

ANNEX 1:

Counties Located in the State of Washington

1.	Pend Oreille

2.	Stevens

3.	Spokane

4.	Lincoln

5.	Whitman

6.	Garfield

7.	Asotin